                                                                   Exhibit 99.02

                                 SIXTH AMENDMENT

                                       TO

                           LOAN AND SECURITY AGREEMENT

     This xth Amendment to Loan and Security  Agreement  (this  "Agreement")  is entered  into as of the 25th day of  October,  2004,  by and  among  DEL  GLOBAL
TECHNOLOGIES  CORP., a New York corporation ("Del Global"),  BERTAN HIGH VOLTAGE
CORP.,  a  Delaware  corporation   ("Bertan"),   RFI  CORPORATION,   a  Delaware
corporation ("RFI"), and DEL MEDICAL IMAGING CORP., a Delaware corporation ("Del
Medical") (each a "Borrower" and  collectively,  the `Borrowers) and GE BUSINESS
CAPITAL CORPORATION F/K/A TRANSAMERICA BUSINESS CAPITAL CORPORATION,  a Delaware
corporation ("Lender").

                                   BACKGROUND

     The Borrowers  and the Lender are parties to a Loan and Security  Agreement dated as of June 10,  2002 (as  amended,  restated,  supplemented  or  otherwise modified from time to time, the "Loan  Agreement")  pursuant to which the Lender provides the Borrowers with certain financial accommodations.

     The Borrowers have requested that the Lender extend the Expiration  Date of the  Loan  Agreement  and  the  Lender  is  willing  to do so on the  terms  and conditions hereafter set forth.

     NOW, THEREFORE,  in consideration of any loan or advance or grant of credit heretofore  or  hereafter  made to or for the  account of the  Borrowers  by the
Lender,  and  for  other  good  and  valuable  consideration,  the  receipt  and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1 DEFINITIONS.  All  capitalized  terms not otherwise  defined herein shall have the meanings given to them in the Loan Agreement.

     2 AMENDMENT TO LOAN  AGREEMENT.  Subject to  satisfaction of the conditions precedent set forth in Section 3 below,  the Loan Agreement is hereby amended as follows:

          (a)  Section 1.1 of the Loan Agreement is amended as follows:

               (i) The following  defined terms are amended in their entirety to provide as follows:

               "EXPIRATION  DATE" means the earlier of: (i) August 1, 2005; (ii)
          the date of termination  of the Lender's  obligations to make Loans or to use its best  efforts  to cause  Letters  of  Credit  to be  issued pursuant  to the terms  hereof,  and  (iii)  the date on which  either substantially  all of the  assets or stock of RFI or Del  Medical  are sold.

               "MAXIMUM  AMOUNT OF THE  FACILITY"  means  Five  Million  Dollars
          ($5,000,000).

               "PERFORMANCE  FEE PAYMENT  DATE"  shall mean the Sixth  Amendment
          Effective Date.

          (b) The  following  defined  terms  are  inserted  in the  appropriate alphabetical order:

               "SIXTH  AMENDMENT" means the Sixth Amendment to Loan and Security
          Agreement  dated as of  October  25 , 2004 by and among the Lender and the Borrowers.

               "SIXTH  AMENDMENT  EFFECTIVE DATE" means the date on which all of the conditions  precedent set forth in the Sixth  Amendment shall have been satisfied.

          (c) Section 4.6 is amended in its entirety to provide as follows:

               "SECTION  4.6  (a)  PERFORMANCE  FEE.  On  the  Fourth  Amendment
          Effective  Date,  Lender  shall have earned the  Performance  Fee. The
          Borrowers  shall pay the Lender the Performance Fee on the Performance
          Fee Payment Date.

               (b) SIXTH AMENDMENT FEE. On the Sixth  Amendment  Effective Date,
          Borrowers  shall pay Lender a fee in the amount of $50,000 which shall be deemed fully earned on the Sixth  Amendment  Effective Date. To the extent the  obligation of the Lender to make Loans and to use its best efforts to cause Letters of Credit to be issued is not  terminated and the Obligations  are not paid in full by December 31, 2004,  Borrowers shall pay the  Lender on the first  day of each  month  commencing  on
          January 1, 2005 and ending the date all of the Obligations,  including all amounts required for  Collateralization of Letters of Credit shall be paid in full and the Lender's  commitments to make Loans under this
          Agreement shall have been terminated, a fee in the amount of $10,000.

          3. CONDITIONS OF EFFECTIVENESS.  This Agreement shall become effective upon  satisfaction  or waiver in writing by the Lender of each of the  following conditions precedent, each in form and substance satisfactory to the Lender: (a)
the Lender's  receipt of this Agreement duly executed by the Borrowers;  (b) the
Lender's receipt of evidence that the term of the loan from Villa Sistemi to Del
Global has been extended beyond August 31, 2005; and (c) the Lender's receipt of a non-refundable fee in the amount of $50,000 and all reasonable attorney's fees incurred in connection  with this  Agreement,  each of which shall be charged to the Borrowers' loan account as a Loan on the date of this Agreement.

                                       2

          4. REPRESENTATIONS AND WARRANTIES.  The Borrowers hereby represent and warrant as follows:

               (i) This Agreement and the Loan Agreement constitute legal, valid and  binding  obligations  of the  Borrowers  and are  enforceable  against  the
Borrowers in accordance with their respective terms.

               (ii) Upon the  effectiveness  of this  Agreement,  the  Borrowers hereby reaffirm all covenants,  representations  and warranties made in the Loan
Agreement to the extent the same are not amended  hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Agreement.

               (iii)  No  Event  of  Default  or  Default  has  occurred  and is continuing or would exist after giving effect to this Agreement.

               (iv) As of the  date  hereof,  the  Borrowers  have  no  defense, counterclaim or offset with respect to the Loan Agreement.

     5. EFFECT ON THE LOAN AGREEMENT.  Except as specifically  provided  herein, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver or an  amendment  of any  right,  power or remedy  of the  Lender,  nor constitute  a waiver  of any  provision  of the  Loan  Agreement,  or any  other documents,  instruments  or agreements  executed  and/or  delivered  under or in connection therewith.

     6.  GOVERNING  LAW. This  Agreement  shall be binding upon and inure to the benefit of the parties  hereto and their  respective  successors and assigns and shall be governed by and construed in  accordance  with the laws of the State of
Illinois.

     7. HEADINGS.  Section  headings in this  Agreement are included  herein for convenience  of reference only and shall not constitute a part of this Agreement for any other purpose.

     8. COUNTERPARTS;  FACSIMILE.  This Agreement may be executed by the parties hereto in one or more  counterparts,  each of which  shall be deemed an original and all of  which  when  taken  together  shall  constitute  one  and  the  same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

                                       3

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first written above.

                              DEL GLOBAL TECHNOLOGIES CORP.

                              By:    /s/ Walter Schneider
                                     --------------------
                              Name:  Walter Schneider
                              Title: President and CEO

                              BERTAN HIGH VOLTAGE CORP.

                              By:    /s/ Walter Schneider
                                     --------------------
                              Name:  Walter Schneider
                              Title: President and CEO

                              RFI CORPORATION

                              By:    /s/ Walter Schneider
                                     --------------------
                              Name:  Walter Schneider
                              Title: President and CEO

                              DEL MEDICAL IMAGING CORP.

                              By:    /s/ Walter Schneider
                                     --------------------
                              Name:  Walter Schneider
                              Title: President and CEO

                              GE BUSINESS CAPITAL CORPORATION
                              F/K/A TRANSAMERICA BUSINESS
                              CAPITAL CORPORATION

                              By:    /s/ Jeffrey Zinn
                                     -------------------------
                              Name:  Jeffrey Zinn
                              Title: Duly Authorized Signatory

                                       4